VOYA EQUITY TRUST

Voya Large-Cap Growth Fund

Voya MidCap Opportunities Fund

Voya Small Cap Growth Fund

Voya SmallCap Opportunities Fund

(each, a "Fund" and collectively, the "Funds")

Supplement dated October 4, 2022

to the Funds' Class A, Class C, Class I, Class R, Class R6, Class T, and Class W Shares'

Summary Prospectuses, Prospectus, (collectively, the "Prospectuses"),

and related Statement of Additional Information (the "SAI"),

each dated September 30, 2022

Voya Large-Cap Growth Fund and Voya Midcap Opportunities Fund

Effective on or about December 31, 2022, Jeffrey Bianchi, CFA and Michael Pytosh will no longer serve as portfolio managers for the Funds. Effective on or about December 31, 2022, all references to Jeffrey Bianchi, CFA and Michael Pytosh as portfolio managers for the Funds are hereby removed from the Prospectuses and SAI.

Voya Small Cap Growth Fund and Voya SmallCap Opportunities Fund

Effective on or about June 30, 2023, Richard J. Johnson, CFA will no longer serve as a portfolio manager for the Funds. Effective on or about June 30, 2023, all references to Richard J. Johnson, CFA as a portfolio manager for the Funds are hereby removed from the Prospectuses and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE